UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 31, 2007

Apartment Investment and Management Company
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	001-13232	841259577
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4582 S. Ulster Street Parkway, Suite 1100, Denver, Colorado		80237
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	303-757-8101

Not Applicable
______________________________________________
Former name or former address, if changed since last report

AIMCO Properties, L.P.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-24497	841275621
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4582 S. Ulster St Parkway, Suite 1100Denver, Colorado		80237
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	303-757-8101

n/a
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 1.01 Entry into a Material Definitive Agreement.

On December 31, 2007, AIMCO-GP, Inc. (the "General Partner"), a wholly owned subsidiary of Apartment Investment and Management Company, a Maryland corporation ("Aimco"), and the general partner of AIMCO Properties, L.P., a Delaware limited partnership (the "Partnership"), entered into the First Amendment (the "First Amendment") to the Fourth Amended and Restated Agreement of Limited Partnership of the Partnership (the "Partnership Agreement"). The First Amendment is summarized below.

Partnership Common Units

A holder of Partnership Common Units may redeem his or her units after a twelve month holding period in exchange for shares of Aimco common stock or cash, as determined by the Partnership in its sole discretion. The First Amendment provides that the number of shares of Aimco common stock issuable in exchange for Partnership Common Units upon redemption will not be adjusted if the Partnership concurrently pays a distribution with respect to each Partnership Common Unit consisting of (i) a number of Partnership Common Units (or fraction thereof) equal to the number of shares of Aimco common stock (or fraction thereof) paid as a dividend with respect to each share of Aimco common stock, or (ii) cash in an amount equal to the value, as determined in good faith by the General Partner, of the number of shares of Aimco common stock (or fraction thereof) paid as a dividend with respect to each share of Aimco common stock.

High Performance Partnership Units

The First Amendment effects the following changes with respect to the Partnership’s High Performance Partnership Units:

• A distribution of Aimco common stock will not be deemed an "Extraordinary Distribution."

• A "Extraordinary Distribution" will not require any adjustment in the calculation of the "Value" of a "REIT Share" or in the calculation of "Total Return."

• For purposes of calculating "Total Return," a stock dividend will not be treated as a dividend, but share prices after the ex-dividend date for a stock dividend will be adjusted to reflect its dilutive impact.

• In lieu of the adjustment provisions previously in effect, in determining the "Value" of a share of Aimco common stock, the General Partner is authorized to adjust the market price for any trading day used in the calculation of the Value, to the extent necessary to reflect an event that occurs at any time after the commencement of the relevant valuation period that would unfairly distort the Value, including, without limitation, a stock dividend, split, subdivision, reverse stock split, or share combination.

Class Five and Eight Partnership Preferred Units

The Partnership’s Class Five and Class Eight Partnership Preferred Units are convertible at the option of the holder into Partnership Common Units based on a formula in which a dollar amount is divided by the "value" of a share of Aimco common stock. In this case, "value" was not defined, but "Value" was already defined in the Partnership Agreement. In order to resolve the ambiguity, the First Amendment clarifies that "value" for this purpose has the same meaning as the defined term "Value" in the Partnership Agreement, which is the average closing price of Aimco’s common stock over a specified ten day period.

A copy of the First Amendment is filed as Exhibit 10.1 to this report and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) The following exhibits are filed with this report:

Exhibit 10.1

First Amendment to the Fourth Amended and Restated Agreement of Limited Partnership of AIMCO Properties, L.P., dated as of December 31, 2007.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Apartment Investment and Management Company

January 7, 2008	By:	Thomas M. Herzog

Name: Thomas M. Herzog
Title: Executive Vice President & Chief Financial Officer

AIMCO Properties, L.P.

January 7, 2008	By:	Thomas M. Herzog

Name: Thomas M. Herzog
Title: Executive Vice President & Chief Financial Officer of AIMCO-GP, Inc., the general partner of AIMCO Properties, L.P.

Top of the Form

Exhibit Index

Exhibit No.	Description

10.1	First Amendment to the Fourth Amended and Restated Agreement of Limited Partnership of AIMCO Properties, L.P., dated as of December 31, 2007.